UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2006

Commission File Number of depositor:
333-132042

INDYMAC MBS, INC.

(Exact name of depositor as specified in its charter)

INDYMAC BANK, F.S.B.

(Exact name of sponsor as specified in its charter)

DELAWARE	95-4791925
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

c/o 155 North Lake Avenue, Pasadena, CA	91101
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (800) 669-2300

(Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

(17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Mayer, Brown, Rowe & Maw LLP has been retained by this Registrant as counsel in connection with the issuances from time to time of securities under this Registration Statement (Commission File No. 333-132042) in connection with various transactions. Legal opinions by Mayer, Brown, Rowe & Maw LLP are attached hereto as Exhibit 5.1, Exhibit 8.1, Exhibit 23.1 and Exhibit 23.2.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits: The following are filed as Exhibits to this Report:

Exhibit
Number

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.
23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).
23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDYMAC MBS, INC.

By:	/s/ Andy Sciandra
	Name:	Andy Sciandra
	Title:	Senior Vice President Secondary Marketing

Dated: June 14, 2006

Exhibit 5.1

Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

Exhibit 8.1

Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).